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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2002

THE SEIBELS BRUCE GROUP, INC.
(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	0-8804 (Commission File Number)	57-0672136 (IRS Employer Identification Number)
1501 Lady Street (Post Office Box 1) Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

Registrant's telephone number, including area code (803) 748-2000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

        On September 16, 2002, The Seibels Bruce Group, Inc. (the "Company") issued a press release announcing that it received notification from Demotech, Inc. that the Financial Stability Rating® for Consolidated American Insurance Company and South Carolina Insurance Company had been suspended. A copy of the Company's press release is attached to this Current Report on Form 8-K as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a)
  Not applicable.

  (b)
  Not applicable.

  (c)
  Exhibits.

          The following exhibit is filed herewith and made a part hereof.

Exhibit No.		Description
99	—	Press Release dated September 16, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE SEIBELS BRUCE GROUP, INC.
Date: September 16, 2002	By:	/s/ MATTHEW P. MCCLURE Matthew P. McClure Corporate Secretary

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES